       BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-B
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
  Class             Original  Coupon  Avg.    CBE              1st  Last  Mod.
  Name & Type           Par     %     Life   Yield     Price   Pay   Pay  Dur.
 -----------------------------------------------------------------------------
 TO CALL:
  A1  SENIOR     226,969,000  6.5300  5.93   6.564    99-31+  8/98  6/15  4.27
  M1  AA MEZZ     24,050,000  6.7900 11.29   6.855    99-31  11/03  6/15  7.41
  M2  A MEZZ      15,031,000  7.1800 11.29   7.254    99-31  11/03  6/15  7.25
  B1  BBB SUB     16,535,000  7.7200 11.29   7.805    99-31+ 11/03  6/15  7.04
  B2  BB SUB      12,025,000  ------ 11.29   -----    ------ 11/03  6/15  ----
 -----------------------------------------------------------------------------
 TO MATURITY:
  A1  SENIOR     226,969,000  6.5300  6.19   6.565    99-31+  8/98  8/23  4.34
  M1  AA MEZZ     24,050,000  6.7900 11.90   6.856    99-31  11/03  1/22  7.58
  M2  A MEZZ      15,031,000  7.1800 11.83   7.255    99-31  11/03 10/20  7.39
  B1  BBB SUB     16,535,000  7.7200 11.60   7.805    99-31+ 11/03  3/19  7.12
  B2  BB SUB      12,025,000  ------ 12.95   -----    ------ 11/03  2/25  ----
 -----------------------------------------------------------------------------


 (1) Data assumes a prepayment speed of 160% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) B2 certificates are not offered.





The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-31+      Coupon: 6.5300                 Original Par:   226,969,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.59      6.58      6.57      6.56      6.55      6.53
 Average Life:         15.51      9.25      8.00      5.93      4.84      3.04
 Duration:              8.70      5.93      5.33      4.27      3.66      2.53
 First Prin Pay:        8/98      8/98      8/98      8/98      8/98      8/98
 Last Prin Pay:         6/26     11/21      9/19      6/15      2/13      1/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.59      6.58      6.58      6.56      6.56      6.53
 Average Life:         15.58      9.45      8.25      6.19      5.07      3.16
 Duration:              8.71      5.97      5.39      4.34      3.73      2.58
 First Prin Pay:        8/98      8/98      8/98      8/98      8/98      8/98
 Last Prin Pay:         2/28      3/27      6/26      8/23      3/21     10/15
 -----------------------------------------------------------------------------

 M1 AA MEZZ
 Price: 99-31       Coupon: 6.7900                 Original Par:    24,050,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.87      6.86      6.86      6.86      6.85      6.85
 Average Life:         23.67     16.87     14.86     11.29     10.08      8.35
 Duration:             11.36      9.52      8.83      7.41      6.91      6.12
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:         6/26     11/21      9/19      6/15      2/13      1/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.87      6.86      6.86      6.86      6.85      6.85
 Average Life:         23.83     17.36     15.45     11.90     10.75      9.18
 Duration:             11.38      9.61      8.95      7.58      7.12      6.46
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:        12/27      7/26      7/25      1/22      9/19      4/15
 -----------------------------------------------------------------------------







The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M2 A MEZZ
 Price: 99-31       Coupon: 7.1800                 Original Par:    15,031,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.27      7.26      7.26      7.25      7.25      7.25
 Average Life:         23.67     16.87     14.86     11.29     10.08      8.35
 Duration:             10.96      9.25      8.60      7.25      6.77      6.02
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:         6/26     11/21      9/19      6/15      2/13      1/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.27      7.26      7.26      7.25      7.25      7.25
 Average Life:         23.82     17.32     15.40     11.83     10.68      9.13
 Duration:             10.98      9.33      8.71      7.39      6.95      6.33
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:        10/27     12/25      9/24     10/20      5/18      5/14
 -----------------------------------------------------------------------------

 B1 BBB SUB
 Price: 99-31+      Coupon: 7.7200                 Original Par:    16,535,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.82      7.81      7.81      7.80      7.80      7.80
 Average Life:         23.67     16.87     14.86     11.29     10.08      8.35
 Duration:             10.45      8.90      8.30      7.04      6.59      5.88
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:         6/26     11/21      9/19      6/15      2/13      1/09
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.82      7.81      7.81      7.81      7.80      7.80
 Average Life:         23.77     17.15     15.19     11.60     10.49      8.97
 Duration:             10.46      8.94      8.36      7.12      6.71      6.12
 First Prin Pay:       12/15      9/07      2/06     11/03      8/03     10/03
 Last Prin Pay:         7/27      1/25      6/23      3/19      2/17      5/13
 -----------------------------------------------------------------------------








The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 15, 1999                 95          91          89          86          84          78
 July 15, 2000                 94          84          81          74          69          58
 July 15, 2001                 92          77          73          62          55          40
 July 15, 2002                 90          71          65          51          43          25
 July 15, 2003                 88          64          57          42          32          13
 July 15, 2004                 86          58          50          36          28          11
 July 15, 2005                 83          52          43          32          24           9
 July 15, 2006                 80          46          38          28          21           7
 July 15, 2007                 77          40          35          25          18           6
 July 15, 2008                 74          37          32          22          15           4
 July 15, 2009                 70          34          29          19          13           3
 July 15, 2010                 66          31          26          16          11           3
 July 15, 2011                 62          29          23          14           9           2
 July 15, 2012                 57          26          21          12           8           1
 July 15, 2013                 52          23          19          10           6           1
 July 15, 2014                 47          21          16           9           5           1
 July 15, 2015                 42          19          14           7           4           0
 July 15, 2016                 37          17          13           6           3           0
 July 15, 2017                 34          14          11           5           2           0
 July 15, 2018                 30          12           9           4           2           0
 July 15, 2019                 28          11           8           3           1           0
 July 15, 2020                 26           9           6           2           0           0
 July 15, 2021                 23           8           5           2           0           0
 July 15, 2022                 20           6           4           1           0           0
 July 15, 2023                 17           5           3           0           0           0
 July 15, 2024                 14           4           2           0           0           0
 July 15, 2025                 11           2           1           0           0           0
 July 15, 2026                  7           1           0           0           0           0
 July 15, 2027                  3           0           0           0           0           0
 July 15, 2028                  0           0           0           0           0           0

 Avg Life In Years:          15.6         9.4         8.2         6.2         5.1         3.2








The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 15, 1999                100         100         100         100         100         100
 July 15, 2000                100         100         100         100         100         100
 July 15, 2001                100         100         100         100         100         100
 July 15, 2002                100         100         100         100         100         100
 July 15, 2003                100         100         100         100         100         100
 July 15, 2004                100         100         100          91          87          84
 July 15, 2005                100         100         100          81          75          68
 July 15, 2006                100         100          96          71          64          54
 July 15, 2007                100         100          88          63          55          43
 July 15, 2008                100          93          80          55          47          34
 July 15, 2009                100          86          73          48          40          26
 July 15, 2010                100          79          66          42          34          20
 July 15, 2011                100          72          59          36          28          15
 July 15, 2012                100          66          53          31          23          10
 July 15, 2013                100          59          47          26          19           7
 July 15, 2014                100          53          42          22          15           4
 July 15, 2015                100          48          37          18          12           0
 July 15, 2016                 95          42          32          15           9           0
 July 15, 2017                 86          36          27          12           7           0
 July 15, 2018                 76          31          22           9           4           0
 July 15, 2019                 71          27          19           7           0           0
 July 15, 2020                 65          24          16           6           0           0
 July 15, 2021                 58          20          13           2           0           0
 July 15, 2022                 50          16          10           0           0           0
 July 15, 2023                 42          12           8           0           0           0
 July 15, 2024                 35           9           5           0           0           0
 July 15, 2025                 27           6           0           0           0           0
 July 15, 2026                 18           0           0           0           0           0
 July 15, 2027                  7           0           0           0           0           0
 July 15, 2028                  0           0           0           0           0           0

 Avg Life In Years:          23.8        17.4        15.5        11.9        10.7         9.2







The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class M-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 15, 1999                100         100         100         100         100         100
 July 15, 2000                100         100         100         100         100         100
 July 15, 2001                100         100         100         100         100         100
 July 15, 2002                100         100         100         100         100         100
 July 15, 2003                100         100         100         100         100         100
 July 15, 2004                100         100         100          91          87          84
 July 15, 2005                100         100         100          81          75          68
 July 15, 2006                100         100          96          71          64          54
 July 15, 2007                100         100          88          63          55          43
 July 15, 2008                100          93          80          55          47          34
 July 15, 2009                100          86          73          48          40          26
 July 15, 2010                100          79          66          42          34          20
 July 15, 2011                100          72          59          36          28          15
 July 15, 2012                100          66          53          31          23          10
 July 15, 2013                100          59          47          26          19           6
 July 15, 2014                100          53          42          22          15           0
 July 15, 2015                100          48          37          18          12           0
 July 15, 2016                 95          42          32          15           9           0
 July 15, 2017                 86          36          27          12           5           0
 July 15, 2018                 76          31          22           9           0           0
 July 15, 2019                 71          27          19           6           0           0
 July 15, 2020                 65          24          16           1           0           0
 July 15, 2021                 58          20          13           0           0           0
 July 15, 2022                 50          16          10           0           0           0
 July 15, 2023                 42          12           7           0           0           0
 July 15, 2024                 35           9           1           0           0           0
 July 15, 2025                 27           3           0           0           0           0
 July 15, 2026                 18           0           0           0           0           0
 July 15, 2027                  6           0           0           0           0           0
 July 15, 2028                  0           0           0           0           0           0

 Avg Life In Years:          23.8        17.3        15.4        11.8        10.7         9.1







The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]

      BOMBARDIER MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1998-B
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 15, 1999                100         100         100         100         100         100
 July 15, 2000                100         100         100         100         100         100
 July 15, 2001                100         100         100         100         100         100
 July 15, 2002                100         100         100         100         100         100
 July 15, 2003                100         100         100         100         100         100
 July 15, 2004                100         100         100          91          87          84
 July 15, 2005                100         100         100          81          75          68
 July 15, 2006                100         100          96          71          64          54
 July 15, 2007                100         100          88          63          55          43
 July 15, 2008                100          93          80          55          47          34
 July 15, 2009                100          86          73          48          40          26
 July 15, 2010                100          79          66          42          34          20
 July 15, 2011                100          72          59          36          28          11
 July 15, 2012                100          66          53          31          23           4
 July 15, 2013                100          59          47          26          19           0
 July 15, 2014                100          53          42          22          13           0
 July 15, 2015                100          48          37          18           7           0
 July 15, 2016                 95          42          32          12           2           0
 July 15, 2017                 86          36          27           7           0           0
 July 15, 2018                 76          31          22           2           0           0
 July 15, 2019                 71          27          19           0           0           0
 July 15, 2020                 65          24          14           0           0           0
 July 15, 2021                 58          20           9           0           0           0
 July 15, 2022                 50          14           4           0           0           0
 July 15, 2023                 42           8           0           0           0           0
 July 15, 2024                 35           3           0           0           0           0
 July 15, 2025                 27           0           0           0           0           0
 July 15, 2026                 17           0           0           0           0           0
 July 15, 2027                  0           0           0           0           0           0
 July 15, 2028                  0           0           0           0           0           0

 Avg Life In Years:          23.8        17.2        15.2        11.6        10.5         9.0







The above analysis has not been prepared nor reviewed by the issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[CREDIT SUISSE FIRST BOSTON LOGO]